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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: November 19, 2001
                      ---------------------------------
                      (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 7.  Financial Statements and Exhibits.

 (c) Exhibits.

99.1     Press Release of MetLife, Inc., dated November 19, 2001.

99.2     Press Release of MefLife, Inc., dated November 19, 2001.

Item 9.  Regulation FD Disclosure

         The press releases attached hereto as Exhibits 99.1 and 99.2, which are incorporated in this Item 9 by reference thereto, are furnished pursuant to Regulation FD.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: November 19, 2001








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1              Press Release, dated November 19, 2001.

99.2              Press Release, dated November 19, 2001.